Exhibit 10.1
Execution Version

RESTRUCTURING AGREEMENT
dated as of June 16, 2010
among
ABE SOUTH DAKOTA, LLC,
as Borrower,
ADVANCED BIOENERGY, LLC,
ABE HEARTLAND, LLC,
DAKOTA FUELS, INC.,
THE LENDERS REFERRED TO HEREIN,
WESTLB AG, NEW YORK BRANCH,
as Administrative Agent for the Lenders,
WESTLB AG, NEW YORK BRANCH,
as Collateral Agent for the Senior Secured Parties,
THE SUBORDINATED BONDHOLDER REFERRED TO HEREIN,
WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE OF THE
BROWN COUNTY, SOUTH DAKOTA SUBORDINATE SOLID WASTE
FACILITIES REVENUE BONDS (HEARTLAND GRAIN FUELS, L.P.,
ETHANOL PLANT PROJECT) SERIES 2007A,
as Bond Trustee,
and
BROWN COUNTY, SOUTH DAKOTA,
as Issuer

i

SCHEDULES

Schedule 5.06	Notice Information

EXHIBITS

Exhibit A	Fees and Expenses of Subordinated Claimholders

ii

     This RESTRUCTURING AGREEMENT (this “Agreement”), dated as of June 16, 2010, is by and among ABE SOUTH DAKOTA, LLC (f/k/a Heartland Grain Fuels, L.P.), a Delaware limited liability company (the “Borrower”), DAKOTA FUELS, INC., a Delaware corporation (“Dakota Fuels”), ABE HEARTLAND, LLC, a Delaware limited liability company (“ABE Heartland”), ADVANCED BIOENERGY, LLC, a Delaware limited liability company (“ABE”), each of the lenders party to the Original Senior Credit Agreement referred to below (the “Lenders”), WESTLB AG, NEW YORK BRANCH, as administrative agent for such lenders (the “Administrative Agent”), WESTLB AG, NEW YORK BRANCH, as collateral agent for the Senior Secured Parties referred to below (the “Collateral Agent”), BROWN COUNTY, SOUTH DAKOTA (the “Issuer”), as issuer of the Subordinate Solid Waste Facilities Revenue Bonds (Heartland Grain Fuels, L.P. Ethanol Plant Project) Series 2007A (the “Subordinated Bonds”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as trustee of the Subordinated Bonds (the “Bond Trustee”) and Oppenheimer Rochester National Municipals, as sole holder of the Subordinated Bonds (the “Subordinated Bondholder” and, together with the Bond Trustee and the Issuer, the “Subordinated Claimholders”).
RECITALS
     WHEREAS, pursuant to the Senior Credit Agreement, dated as of October 1, 2007 (as amended prior to the Effective Date (as defined below), the “Original Senior Credit Agreement”), among the Borrower, the Lenders, the Administrative Agent, the Collateral Agent for the senior secured parties referred to therein (the “Senior Secured Parties”) and WestLB AG, New York Branch, as issuing bank with respect to the letters of credit referred to therein, the Lenders made certain construction, term and working capital loans (the “Senior Loans”) to the Borrower to, among other things, (a) refinance existing indebtedness of the Borrower with respect to the operating ethanol plant of the Borrower located in Huron, South Dakota, producing approximately thirty (30) million gallons-per-year of denatured ethanol, together with distillers grains, and the operating ethanol plant of the Borrower located in Aberdeen, South Dakota, producing approximately nine (9) million gallons-per-year of denatured ethanol, together with distillers grains, (b) finance the ownership, development, engineering, construction, testing and operation of an expansion ethanol plant located at the same site in Aberdeen, South Dakota, which plant has been constructed and is producing approximately forty (40) million gallons-per-year of denatured ethanol, together with distillers grains (the plants described in items (a) and (b) above, collectively, the “Plants”) and (c) provide for the Borrower’s working capital needs, and pursuant to the Security Documents (as defined in the Original Senior Credit Agreement) the Collateral Agent was granted certain first priority security interests in the assets, real property and equity interests of the Borrower;

     WHEREAS, certain Lenders or Affiliates thereof, as Interest Rate Protection Providers (as defined in the Original Senior Credit Agreement), entered into Interest Rate Protection Agreements (as defined in the Original Senior Credit Agreement) with the Borrower;
     WHEREAS, (a) pursuant to the Bond Trust Indenture, dated as of October 1, 2007 (the “Bond Indenture”) between the Issuer and the Bond Trustee, the Issuer issued and delivered the Subordinated Bonds for the purpose of financing certain improvements to the Plants, (b) pursuant to the Loan Agreement, dated as of October 1, 2007, between the Borrower and the Issuer (the “Subordinated Loan Agreement”), the Issuer loaned proceeds of the Subordinated Bonds to the Borrower for that purpose, and pursuant to the Bond Indenture, collaterally assigned all of its rights under the Subordinated Loan Agreement to the Bond Trustee, (c) pursuant to certain mortgages and other security documents, the Bond Trustee was granted a second priority security interest in the assets, real property and equity interests of the Borrower and a first priority security interest in the equity of ABE Heartland and (d) pursuant to the Intercreditor Agreement, dated as of October 1, 2007 (the “Intercreditor Agreement”), among the Borrower, ABE, Dakota Fuels, ABE Heartland, the Collateral Agent and the Bond Trustee, the claims of the Bond Trustee and the other Second Lien Claimholders (as defined therein) were subordinated to the claims of the Lenders and the other Senior Secured Parties;
     WHEREAS, ABE owns all of the economic and (except for the voting rights of the Independent Member) voting interests of ABE Heartland and, prior to the conversion of the Borrower from a limited partnership to a limited liability company, ABE Heartland was the sole limited partner of the Borrower and Dakota Fuels was the sole general partner of the Borrower;
     WHEREAS, in October and November of 2008, certain Events of Default (as defined in the Original Senior Credit Agreement) occurred under the Original Senior Credit Agreement as a result of the failure of the Borrower to make certain interest and principal payments on the Senior Loans, and certain payments of Swap Termination Value under the Interest Rate Protection Agreements (as each such term is defined in the Original Senior Credit Agreement), and the Borrower has also defaulted on certain of its obligations under the Subordinated Loan Agreement;
     WHEREAS, following such Events of Default, the Interest Rate Protection Agreements were terminated;
     WHEREAS, pursuant to a Forbearance Agreement, dated on or about January 9, 2009 (the “Forbearance Agreement”), among the Borrower, Dakota Fuels and ABE Heartland, as the loan parties, and the Lenders (as Lenders and, in certain instances, as Interest Rate Protection Providers, as each such term is defined in the Original Senior Credit Agreement) party thereto, the Administrative Agent and the Collateral Agent, as

the forbearing parties, such forbearing parties agreed to forbear from exercising certain rights and remedies under the Original Senior Credit Agreement and the other Financing Documents (as defined in the Original Senior Credit Agreement) for a period ending no later than March 31, 2009 (the “Forbearance Period”);
     WHEREAS, as of the Effective Date, the Borrower has converted from a Delaware limited partnership to a Delaware limited liability company, and ABE Heartland owns all of the economic and (except for the voting interests of the Independent Member of the Borrower) voting interests of the Borrower;
     WHEREAS, immediately prior to the Effective Date, (a) Term Loans in an aggregate principal amount of eighty-seven million nine hundred seventy-nine thousand Dollars ($87,979,000) and Working Capital Loans in an aggregate principal amount of seven million one hundred thousand Dollars ($7,100,000) are outstanding under the Original Senior Credit Agreement and (b) Swap Termination Value (as defined in the Original Senior Credit Agreement) in an aggregate amount of four million two hundred twelve thousand five hundred fifty Dollars ($4,212,550) is outstanding under the Interest Rate Protection Agreements (such obligations collectively, the “Outstanding Senior Principal Obligations”);
     WHEREAS, in lieu of foreclosure, the Lenders and the Borrower desire to restructure the obligations under the Original Senior Credit Agreement in the manner described herein;
     WHEREAS, the Subordinated Claimholders are willing to cancel all of the obligations of the Debtor Parties under the Subordinated Loan Agreement and the other financing documents related thereto subject to the terms and conditions hereof;
     NOW, THEREFORE, in consideration of the promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
     Section 1.01 Defined Terms. The following terms when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings:
     “ABE” has the meaning given in the preamble.

     “ABE Equity Contribution” has the meaning given in Section 2.01.
     “ABE Equity Pledge Agreement” means the Pledge and Security Agreement, dated as of October 1, 2007, among ABE as pledgor, ABE Heartland and the Bond Trustee.
     “ABE Heartland” has the meaning given in the preamble.
     “Accounts Agreement” means the Amended and Restated Accounts Agreement, dated as of the Effective Date, among the Borrower, the Accounts Bank, as accounts bank and securities intermediary, the Collateral Agent, the Administrative Agent, and the Bond Trustee on behalf of the Second Lien Claimholders (as defined in the Intercreditor Agreement).
     “Accounts Bank” means Amarillo National Bank, not in its individual capacity, but solely as accounts bank and securities intermediary under the Original Accounts Agreement or the Accounts Agreement (as the case may be).
     “Administrative Agent” has the meaning given in the preamble.
     “Affiliate” of any Person means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be “controlled by” any other Person if such other Person (a) possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise or (b) owns at least ten percent (10%) of the Equity Interests in such Person.
     “Agreement” has the meaning given in the preamble.
     “Agreement as to Payment of Expenses” means the Agreement as to Payment of Expenses, dated October 1, 2007 by and among ABE, the Issuer and the Bond Trustee, as amended or supplemented.
     “Authorized Officer” means (i) with respect to any Person that is a corporation, the chief executive officer, the chief operating officer, the president, any vice president, the treasurer or the chief financial officer of such Person, (ii) with respect to any Person that is a partnership, an Authorized Officer of a general partner of such Person, (iii) with respect to any Person that is a limited liability company, any manager, the president, any vice president, the treasurer or the chief financial officer of such Person, or an Authorized Officer of the managing member of such Person, or (iv) with respect to any Person, such other representative of such Person that is approved by the Administrative Agent in writing who, in each such case, has been named as an

Authorized Officer on a certificate of incumbency of such Person delivered to the Administrative Agent on or after the date hereof.
     “Bond Indenture” has the meaning given in the recitals.
     “Bond Purchase Agreement” means the Bond Purchase Agreement, dated October 2, 2007, among the Issuer, the Underwriter and the Borrower.
     “Bond Satisfaction Payment” has the meaning given in Section 2.02(b).
     “Bond Trustee” has the meaning given in the preamble.
     “Borrower” has the meaning given in the preamble.
     “Borrower LLC Agreement” means that certain Limited Liability Company Agreement of ABE South Dakota, LLC, dated as of the date hereof.
     “Business Day” means any day that is neither a Saturday or Sunday nor a day on which commercial banks are authorized or required to be closed in New York, New York.
     “Cancelled Subordinated Debt” has the meaning given in Section 2.04.
     “Certificate of Real Estate Value” has the meaning given in Section 4.01(j).
     “Closing Fee” has the meaning given in Section 2.02(a).
     “Closing Payments” has the meaning given in Section 2.02(a).
     “Code” means the Internal Revenue Code of 1986, as amended, including the regulations, technical advice, published rulings and private letter rulings adopted, proposed, published or otherwise promulgated in connection therewith.
     “Collateral Agent” has the meaning given in the preamble.
     “Continuing Disclosure Agreement” means the Continuing Disclosure Agreement, dated as of October 1, 2007, between the Bond Trustee, as dissemination agent, and the Borrower.
     “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
     “Dakota Fuels” has the meaning given in the preamble.

     “Debtor Parties” means ABE, ABE Heartland, Dakota Fuels and the Borrower.
     “Disputed Subordinated Interest Payment” has the meaning given in Section 2.03(b).
     “Dollar” and the sign “$” mean lawful money of the United States.
     “DTC” means The Depository Trust Company, a New York corporation, and its successors and assigns.
     “Effective Date” means the date on which all of the conditions set forth in Section 4.01 have been satisfied or waived.
     “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership, voting or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership, voting or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership, voting or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination, in each such case including all voting rights and economic rights related thereto.
     “Forbearance Agreement” has the meaning given in the recitals.
     “Forbearance Period” has the meaning given in the recitals.
     “Governmental Authority” means any nation, state, sovereign, or government, any federal, regional, state, local or political subdivision and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
     “Independent Director” means Jennifer Schwartz, an employee of C T Corporation Staffing, Inc., in her capacity as Independent Director (as defined in the Organic Documents of Dakota Fuels) or such other Person appointed in such capacity in accordance with the Organic Documents of Dakota Fuels.
     “Independent Member” means (a) in the case of ABE Heartland, C T Corporation Staffing, Inc., in its capacity as Independent Member (as defined in the

Organic Documents of ABE Heartland) and (b) in the case of the Borrower, C T Corporation Staffing, Inc., in its capacity as Independent Member (as defined in the Borrower LLC Agreement).
     “Intercreditor Agreement” has the meaning given in the recitals.
     “Interest Rate Protection Agreements” has the meaning given in the Original Senior Credit Agreement.
     “Interest Rate Protection Provider” has the meaning given in the Original Senior Credit Agreement.
     “Issuer” has the meaning given in the preamble.
     “Lenders” has the meaning given in the preamble.
     “Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, bailment, conditional sales or title retention agreement, lien (statutory or otherwise), charge against or interest in property, in each case of any kind, to secure payment of a debt or performance of an obligation.
     “Organic Documents” means, with respect to any Person that is a corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock; with respect to any Person that is a limited liability company, its certificate of formation or articles of organization and its limited liability agreement and, with respect to a limited partnership, its certificate of limited partnership and its agreement of limited partnership.
     “Original Accounts Agreement” means the Accounts Agreement, dated as of October 1, 2007, among the Borrower, the Accounts Bank, as accounts bank and securities intermediary, the Collateral Agent, the Administrative Agent, and the Bond Trustee on behalf of the Second Lien Claimholders (as defined in the Intercreditor Agreement).
     “Original Senior Credit Agreement” has the meaning given in the recitals.
     “Outstanding Senior Principal Obligations” has the meaning given in the recitals.
     “Person” means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     “Plants” has the meaning given in the recitals.
     “Project” means, at all times, each Plant and all auxiliary and other facilities constructed or to be constructed by or on behalf of the Borrower pursuant to the Project Documents (as defined in the Original Senior Credit Agreement) relating to each such Plant or otherwise, together with all fixtures and improvements thereto and each Site (as defined in the Original Senior Credit Agreement) and other real property, easements and rights-of-way held by or on behalf of the Borrower and all rights to use easements and rights-of-way of others.
     “Quitclaim Deed” has the meaning given in Section 4.01(j).
     “Related Persons” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
     “Senior Claimholders” means the Administrative Agent, the Collateral Agent, the Lenders and the Interest Rate Protection Providers.
     “Senior Credit Agreement” means the Amended and Restated Senior Credit Agreement, dated as of the Effective Date, among the Borrower, the Lenders, the Administrative Agent and the Collateral Agent.
     “Senior Loans” has the meaning given in the recitals.
     “Senior Principal Prepayments” has the meaning given in Section 2.02(a).
     “Senior Secured Parties” has the meaning given in the recitals.
     “Subordinated Bondholder” has the meaning given in the preamble.
     “Subordinated Claimholders” has the meaning given in the preamble.
     “Subordinated Debt Documents” means (i) the Bond Indenture, (ii) the Subordinated Loan Agreement, (iii) the bond resolution adopted by the Issuer on August 8, 2007 that became effective on September 3, 2007, relating to the Subordinated Bonds, (iv) each of the Subordinated Bonds, (v) each of the Subordinated Security Documents, (vi) the Tax Exemption Agreement and Certificate, (vii) the Bond Purchase Agreement, (viii) the Continuing Disclosure Agreement, (ix) the Environmental and ADA Indemnification Agreement, dated as of October 1, 2007, by the Borrower in favor of the Bond Trustee, (x) each other document (other than the Agreement as to Payment of Expenses) executed on or prior to the date hereof in connection with the Bond Indenture, the Subordinated Bonds or the obligations of the Borrower under the Subordinated Loan Agreement.
     “Subordinated Loan Agreement” has the meaning given in the recitals.
     “Subordinated Mortgages” means, collectively, (a) the Subordinate Mortgage—Collateral Real Estate Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, dated as of October 1, 2007 by the Borrower as mortgagor to the Bond Trustee as mortgagee, as recorded on October 15, 2007 as instrument no. 394, in book 628, page 985 et seq., in the office of the Register of Deeds of Brown County, South Dakota and (b) the Subordinate Mortgage—One Hundred Eighty Day Redemption, Collateral Real Estate Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, dated as of October 1, 2007 by the Borrower as mortgagor to the Bond Trustee as mortgagee, as recorded on October 15, 2007 as instrument number 70825, in Disk M1g # 736d in the office of the Register of Deeds of Beadle County, South Dakota.
     “Subordinated Pledge Agreement” means the Subordinate Pledge and Security Agreement, dated as of October 1, 2007, among the Borrower as company, Dakota Fuels and ABE Heartland as pledgors and the Bond Trustee.
     “Subordinated Security Documents” means (i) the Bond Indenture, (ii) the Subordinated Mortgages, (iii) the Subordinated Security Agreement, (iv) the Subordinated Pledge Agreement, (v) the ABE Equity Pledge Agreement, and any documents granting, or relating to the grant, of security for the payment of amounts due under the Subordinated Loan Agreement and the Subordinated Bonds.
     “Subordinated Security Agreement” means the Subordinate Assignment and Security Agreement, dated as of October 1, 2007, by the Borrower in favor of the Bond Trustee.
     “Swap Termination Value” has the meaning given in the Original Senior Credit Agreement.
     “Tax Exemption Agreement and Certificate” means the Tax Exemption Agreement and Certificate relating to the Subordinated Bonds, dated as of October 1, 2007, among the Borrower, the Bond Trustee, the Issuer and the Accounts Bank.
     “Terminated Subordinated Debt Documents” means (i) the Bond Indenture, (ii) the Subordinated Loan Agreement, (iii) each of the Subordinated Bonds, (iv) each of the Subordinated Security Documents, (v) the Bond Purchase Agreement, (vi) the Environmental and ADA Indemnification Agreement, dated as of October 1, 2007, by the

Borrower in favor of the Bond Trustee, (vii) the Continuing Disclosure Agreement, and (viii) each other document (other than the Agreement as to Payment of Expenses, the Tax Exemption Agreement and Certificate, and the bond resolution adopted by the Issuer on August 8, 2007 that became effective on September 3, 2007, relating to the Subordinated Bonds) executed on or prior to the date hereof in connection with the Bond Indenture, the Subordinated Bonds or the obligations of the Borrower under the Subordinated Loan Agreement.
     “Term Loans” has the meaning given in the Original Senior Credit Agreement.
     “Underwriter” means Dougherty & Company LLC.
     “Working Capital Loans” has the meaning given in the Original Senior Credit Agreement.
     Section 1.02 Principles of Interpretation. (a) Unless the context requires otherwise, any reference in this Agreement to any document shall mean such document and all schedules, exhibits and attachments thereto.
     (a) All agreements, contracts or documents defined or referred to herein shall mean such agreements, contracts or documents as the same may from time to time be supplemented, amended or replaced or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and this Agreement, and shall disregard any supplement, amendment, replacement, waiver or modification made in violation of this Agreement.
     (b) The term “knowledge” in relation to any Person, and any other similar expression, shall mean knowledge of such Person after due inquiry.
     (c) Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.
     (d) The words “herein,” “hereof” and “hereunder” and words of similar import when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement and all references to Articles, Sections, Exhibits and Schedules shall be references to Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specified.
     (e) The words “include,” “includes” and “including” are not limiting.
     (f) The word “or” is not exclusive.

     (g) Any reference to any Person shall include its permitted successors and permitted assigns in the capacity indicated, and in the case of any Governmental Authority, any Person succeeding to its functions and capacities.
     (h) The headings and titles herein are for convenience only and shall have no significance in the interpretation hereof.
     Section 1.03 Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in any document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared, in accordance with GAAP.
ARTICLE II
DEBT CANCELLATION AND RESTRUCTURING
     On the terms, subject to the conditions and relying upon the representations and warranties herein set forth:
     Section 2.01 Payments by ABE. As condition of the Effective Date, ABE will transfer to the Revenue Account (as defined in the Accounts Agreement) in cash an amount equal to the sum of ten million Dollars ($10,000,000) plus two million two hundred fifty thousand Dollars ($2,250,000), as an equity contribution to the Borrower (the “ABE Equity Contribution”) for application in accordance with Section 2.02, all in consideration of the restructuring of senior debt described in Section 2.03(a) and the cancellation of subordinated debt described in Section 2.04.
     Section 2.02 Payments by the Borrower. As a condition of the Effective Date, the Borrower will:
     (a) withdraw from the Revenue Account (as defined in the Accounts Agreement) (i) an amount equal to the sum of the ten million Dollars ($10,000,000) contributed by ABE pursuant to Section 2.01 plus five million Dollars ($5,000,000) (such sum, the “Senior Principal Prepayments”), and transfer such sum to the Administrative Agent for the account of the Senior Claimholders in prepayment of the Outstanding Senior Principal Obligations on a pro rata basis and (ii) an amount equal to ten thousand Dollars ($10,000) times the number of days that have elapsed from April 1, 2010 to and including the Effective Date (the “Closing Fee” and, together with the Senior Principal Prepayments, the “Closing Payments”), and transfer such amount to the Administrative Agent for the account of the Lenders, all in consideration of the restructuring of the senior debt described in Section 2.03(a);

     (b) withdraw from the Revenue Account (as defined in the Accounts Agreement) an amount equal to (i) two million two hundred fifty thousand Dollars ($2,250,000) (the “Bond Satisfaction Payment”) and transfer such amount to the Bond Trustee for the account of the Subordinated Bondholder, and (ii) an amount equal to the fees and expenses of the Subordinated Claimholders set forth on Exhibit A and transfer such amount to the Bond Trustee (or as otherwise directed by the Bond Trustee in a written notice to the Administrative Agent), in each case in consideration of the cancellation of subordinated debt described in Section 2.04.
     Section 2.03 Restructuring of Senior Debt. (a) As of the Effective Date, in consideration of the Closing Payments, each Lender (for itself and, in the case of each Lender or its Affiliate that is an Interest Rate Protection Provider, on behalf of such Interest Rate Protection Provider) agrees that (a) except for the amount required to be remitted by the Bond Trustee pursuant to Section 4.01(d), all interest accrued through the Effective Date on outstanding Term Loans and Working Capital Loans, and any Net Swap Payments owing to any Interest Rate Protection Provider, shall be reduced to zero, and (b) the Senior Principal Prepayments will be applied to repay the Outstanding Senior Principal Obligations on a pro rata basis, and (c) the amount of the remaining Outstanding Senior Principal Obligations following such repayment (being eighty-four million two hundred ninety-one thousand five hundred fifty Dollars ($84,291,550)) will be deemed term loans on the terms and subject to the conditions set forth in the Senior Credit Agreement and (d) that the Intercreditor Agreement shall be terminated in accordance with Section 5.01.
     (b) As of the Effective Date, upon the transfer by the Bond Trustee to the Revenue Account (as defined in the Accounts Agreement) in accordance with Section 4.01(d) of an amount equal to one hundred seventy-two thousand nine hundred forty-eight Dollars and fifty-six cents ($172,948.56), representing fifty percent (50%) of an amount paid from such account by the Borrower to the Bond Trustee as interest in contravention of the Intercreditor Agreement (the “Disputed Subordinated Interest Payment”), the Senior Claimholders agree to release the Borrower and the Subordinated Claimholders from any obligation in respect of the Disputed Subordinated Interest Payment.
     Section 2.04 Cancellation of Subordinated Debt. (a) As of the Effective Date, the Subordinated Bondholder hereby (i) cancels (and hereby directs the Issuer and the Bond Trustee to cancel) all obligations of the Debtor Parties under the Terminated Subordinated Debt Documents (such obligations, the “Cancelled Subordinated Debt”) (ii) terminates (and hereby directs the Issuer and the Bond Trustee to terminate) all of the Terminated Subordinated Debt Documents, (iii) terminates, cancels and releases (and hereby directs the Issuer and the Bond Trustee to terminate, cancel and release) the Liens of the Subordinated Security Documents, all in consideration of the Bond Satisfaction

Payment and payment of the fees and expenses of the Subordinated Claimholders set forth on Exhibit A pursuant to Section 2.02(b). Each of the Issuer and the Bond Trustee hereby acknowledges the directions to it from the Subordinated Bondholder pursuant to subsections (i), (ii) and (iii) of this Section 2.04(a) and agrees that, on the Effective Date, each of the Terminated Subordinated Debt Documents to which it is a party has been satisfied and terminated.
     (b) Notwithstanding anything in the Subordinated Debt Documents to the contrary, and except as required pursuant to Section 4.01(d), on the Effective Date, any moneys held by the Bond Trustee under the Bond Indenture upon the termination thereof shall be distributed first to pay any fees and expenses of the Bond Trustee and the Issuer, and then shall be distributed to the Subordinated Bondholder.
     (c) To effect the termination of the Terminated Subordinated Debt Documents, the Subordinated Bondholder shall issue such instructions and take such actions, including without limitation giving written directions to DTC, any nominee, the Bond Trustee, the Issuer or any other party to execute such instruments or documents as may be necessary to effectuate and acknowledge the cancellation of the Subordinated Bonds and the satisfaction and discharge of the Bond Indenture, the lien thereof and all other Subordinated Debt Documents.
     (d) The Bond Trustee hereby acknowledges to the Issuer that any sums payable under the Subordinated Loan Agreement and the Bond Indenture or otherwise in connection with any of the Terminated Subordinated Debt Documents have been paid or provided for, and that no other sums are payable under the Bond Indenture or otherwise in connection with any of the Terminated Subordinated Debt Documents.
     (e) Section 13.8 (Immunity of Officers, Employees and Members of Issuer) of the Bond Indenture and Section 9.8 (Immunity of Officers, Employees and Members of the Issuer and the Borrower) of the Subordinated Loan Agreement shall survive the termination of the Terminated Subordinated Debt Documents.
     (f) [Intentionally omitted]
     (g) The Subordinated Bondholder acknowledges and agrees that the Issuer will not be liable for any losses, costs or expenses of the Subordinated Bondholder in connection with any inquiry or audit by the IRS.
     (h) The parties hereto acknowledge and agree that the Issuer is a party to this Agreement at the request of the other parties hereto (i) to accommodate the implementation of the restructuring plan solely by acknowledging the discharge of the Subordinated Loan Agreement and the Bond Indenture as a result of the satisfaction of the whole amount due on the Series 2007A Bond pursuant to the terms of this

Restructuring Agreement and (ii) for purposes of Section 2.04(a), (i), (j) and (k), Section 5.01 and Section 5.14, and shall not be liable to any party hereto for executing this agreement or taking any actions required hereby.
     (i) The parties hereto acknowledge and agree that, except for the fees and expenses of the Subordinated Claimholders set forth on Exhibit A that will be paid by the Borrower as a condition of the Effective Date, and (in the cases of subsections (ii) and (iii) of this Section 2.04(i)) any fees and expenses of the Subordinated Claimholders paid by ABE pursuant to the Agreement as to Payment of Expenses, (i) the Borrower will have no obligation to pay any other fees or expenses of the Subordinated Claimholders, (ii) no payment shall be made in respect of any such fees or expenses, directly or indirectly, by or on behalf of the Borrower, and (iii) the Subordinated Claimholders shall not take or receive from the Borrower or any Person on the Borrower’s behalf, directly or indirectly, in cash or other property or by set-off or in any other manner, including from or by way of any collateral, any payment in respect of any such fees or expenses.
     (j) Each Subordinated Claimholder hereby acknowledges that, as of the Effective Date, all indebtedness of the Debtor Parties to the Subordinated Claimholders under the Subordinated Debt Documents has been fully paid and discharged, and there are no unpaid amounts in respect of such obligations as of the date hereof.
     (k) Each Subordinated Claimholder, for itself, its successors, assigns, affiliates, directors, managers, officers, employees, agents, attorneys, consultants and advisors (collectively, the “Releasors”) acquits, waives, releases and discharges the Debtor Parties and the Underwriter and each of their respective successors, assigns, affiliates, directors, officers, employees, agents, attorneys, consultants and advisors (collectively, the “Releasees”) of and from any and all losses, costs, expenses, duties, liabilities, obligations, claims, demands, accounts and actions whatsoever (including, without limitation, (x) any indemnities that were intended to survive the termination of the Terminated Subordinated Debt Documents, but excluding obligations of or claims against ABE under the Agreement as to Payment of Expenses, and (y) any taxes, assessments, levies, interest, penalties or other amounts related to taxes resulting from any inquiry or audit by the IRS) that it ever had, now has, or hereinafter may have against any Releasee that arises under, or in connection with, or that otherwise relates, directly or indirectly, to any Subordinated Debt Document or the Cancelled Subordinated Debt, or to any and all acts or omissions in connection with any of the foregoing. As to each and every claim released hereunder, each Subordinated Claimholder hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of any rule or law which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR”; and
waives, as to each and every claim released hereunder, the benefit of each other similar provision of applicable federal or state law (including, without limitation, the laws of the State of New York), if any, pertaining to general releases after having been advised by their legal counsel with respect thereto.
     (l) ABE acknowledges that nothing in this Agreement is intended or shall be construed to alter or affect ABE’s obligations under the Agreement as to Payment of Expenses.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Section 3.01 Representations and Warranties of the Debtor Parties. In order to induce the Senior Claimholders and the Subordinated Claimholders to enter into this Agreement, each Debtor Party represents and warrants to each Senior Claimholder as follows and on the Effective Date (except with respect to representations and warranties that expressly refer to an earlier date):
     (a) Organization and Good Standing. (i) It is (x) in the case of ABE, ABE Heartland and the Borrower, a limited liability company, (y) in the case of Dakota Fuels, a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware and (ii) it is duly qualified to do business as is now being conducted and is in good standing as a foreign limited liability company or corporation, as the case may be, in each jurisdiction where the nature of its business requires such qualification, it has all requisite limited liability company (or, in the case of Dakota Fuels, corporate) power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to conduct its business as currently conducted by it.
     (b) Due Authorization; Non-Contravention. The execution, delivery, and performance of this Agreement by it, the consummation of the transactions contemplated hereby, the conversion of the Borrower from a limited partnership to a limited liability company, and the Borrower LLC Agreement have been duly and validly authorized by all requisite limited liability company or corporate action on its part, and do not:
(i) contravene its Organic Documents;

(ii)	contravene in any material respect any law binding on or affecting it;

(iii)	contravene in any material respect any Contractual Obligation binding on or affecting it;

(iv)	require any consent or approval under its Organic Documents that has not been obtained;

(v)	require any consent or approval under any Contractual Obligation binding on or affecting it other than any approvals or consents which have been obtained; or

(vi)	result in, or require the creation or imposition of, any Lien on any of its properties or the Equity Interests of the Borrower other than Liens in favor of the Collateral Agent.
     (c) Enforceability. This Agreement has been duly authorized, validly executed and delivered by it, and constitutes the legal, valid and binding obligations of it enforceable against it, in each case in accordance with the provisions of this Agreement, except as the enforceability hereof may be limited by (a) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and (b) general equitable principles (whether considered in a proceeding in equity or at law).
     (d) Consents. No consent, approval, authorization or permit of, or filing with or notification to, any Person is required to be obtained, given or made by any Debtor Party for or in connection with the execution and delivery of this Agreement by it or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby by it.
ARTICLE IV
CONDITIONS PRECEDENT AND CONDITIONS IMMEDIATELY SUBSEQUENT
     Section 4.01 Conditions Precedent to the Effective Date. The obligations of the parties to consummate the transactions contemplated by this Agreement (including Article II hereof) are subject to the satisfaction or waiver of each of the following conditions:
     (a) Representations and Warranties by the Debtor Parties. The representations and warranties of the Debtor Parties set forth in Section 3.01 are true and correct on and as of the Effective Date.

     (b) Delivery of Restructuring Transaction Documents. (x) Each party shall have received fully executed counterparts of each of the following agreements to which it is a party, which shall be originals, portable document format (“pdf”) or facsimiles (followed promptly by originals), duly executed and delivered by each party thereto, and (y) the Administrative Agent shall have received a pdf copy of each such agreement to which it is not a party, each of which shall be in form and substance satisfactory to the Administrative Agent:
(i)	this Agreement;

(ii)	the Quitclaim Deed; and

(iii)	the Certificate of Real Estate Value.
     (c) Delivery of Restructuring Transaction Documents. The Administrative Agent shall have received fully executed counterparts of the Senior Credit Agreement, which shall be originals, or portable document format (“pdf”) or facsimiles (followed promptly by originals), duly executed and delivered by each party thereto.
     (d) Remittance of Disputed Interest by Bond Trustee. The Bond Trustee shall have wire transferred an amount equal to one hundred seventy-two thousand nine hundred forty-eight Dollars and fifty-six cents ($172,948.56) in immediately available funds to WestLB AG, New York Branch, as the Administrative Agent, at the following account: JPMorgan Chase Bank (Swift ID: CHASUS33XXX), Account Number: 920-1-060663, for the Account of WestLB AG, NY Branch, ABA #021000021, Ref: ABE SOUTH DAKOTA, LLC or at such other office or account as may be specified by the Administrative Agent, and the Administrative Agent shall have received evidence satisfactory to it of the receipt of such funds.
     (e) Conditions under Senior Credit Agreement. The conditions set forth in Section 6.01 (Conditions to Effectiveness) of the Senior Credit Agreement shall have been satisfied or waived in accordance with that agreement.
     (f) Resolutions, Incumbency, Organic Documents. The Administrative Agent shall have received from each Debtor Party a certificate of an Authorized Officer dated as of the Effective Date, upon which each Senior Claimholder and Subordinated Claimholder may conclusively rely, as to:
(i)	satisfactory resolutions of its board of directors (including, in the case of Dakota Fuels, the Independent Director), board of managers, member(s) (including, in the case of each of ABE Heartland and the Borrower, its respective Independent Member) or manager(s), as the case may be, then in full force and effect authorizing the execution, delivery and performance of this Agreement, the conversion of the Borrower from a limited partnership to a limited liability company, the Borrower LLC Agreement, and the consummation of the transactions contemplated herein;

(ii)	the incumbency and signatures of those of its officers and representatives duly authorized to execute and otherwise act with respect to this Agreement;

(iii)	such Person’s Organic Documents (including, in the case of the Borrower, (x) its certificate of conversion to a limited liability company, (y) its certificate of formation and (z) the Borrower LLC Agreement, each based on a form that the Administrative Agent has approved in writing pursuant to Section 7.02(m)(i) of the Original Senior Credit Agreement), certifying that (A) such documents are in full force and effect and no term or condition thereof has been amended from the form attached to such certificate and (B) no material breach, material default or material violation thereunder has occurred and is continuing.
     (g) Termination of Bond Purchase Agreement by the Underwriter. The Administrative Agent shall have received from the Underwriter a copy of a letter or other instrument executed and delivered by it to the other parties to the Bond Purchase Agreement, or other evidence satisfactory to the Administrative Agent, pursuant to which the Underwriter has agreed to the termination of the Bond Purchase Agreement.
     (h) Release of Subordinated Claimholders’ Liens. (i) The Administrative Agent shall have received satisfactory copies or evidence of mortgage releases and UCC termination statements, in proper form for filing in all jurisdictions that the Administrative Agent may deem necessary or desirable, terminating the existing mortgages by the Borrower in favor of the Bond Trustee, and all existing UCC financing statements and fixture filings that list the Bond Trustee or the Issuer as secured party, and the Borrower or any Debtor Party as debtor, and each such mortgage release and UCC termination statement shall be duly filed on the Effective Date and (ii) ABE shall have received from the Bond Trustee the original certificates representing all Equity Interests in ABE Heartland together with the original executed irrevocable proxies and transfer powers relating to such Equity Interests.
     (i) Opinions of Counsel. Each of the Senior Claimholders and the Subordinated Claimholders shall have received legal opinions of counsel to the Debtor Parties, addressed to the Senior Claimholders and the Subordinated Claimholders, in each case in form and substance satisfactory to each such Senior Claimholder or Subordinated Claimholder.
     (j) Huron Land Purchase. (i) The Borrower shall have received from ABE a quitclaim deed, in form and substance satisfactory to the Administrative Agent, duly executed and delivered by ABE to the Borrower (the “Quitclaim Deed”), a certificate of real estate value in form and substance satisfactory to the Administrative Agent (the “Certificate of Real Estate Value”), and such other documents necessary to effectuate the transfer of that certain real property in Huron, South Dakota, as more particularly described in that certain Option Agreement dated as of July 30, 2008, between Borrower and ABE, and (ii) ABE shall have received from Borrower the sum of one hundred fifteen thousand two hundred seventy-seven Dollars and twenty-seven cents ($115,277.27).
     (k) ABE Equity Contribution. ABE Shall have made the ABE Equity Contribution in accordance with Section 2.01.
     (l) Prepayment of Outstanding Senior Principal Obligations. The Borrower shall have prepaid the Outstanding Senior Principal Obligations in an amount equal to the Senior Principal Prepayments in accordance with Section 2.02(a).
     (m) Bond Satisfaction Payment. The Borrower shall have paid to the Bond Trustee by wire transfer in immediately available funds the Bond Satisfaction Payment in accordance with Section 2.02(b).
     (n) Rebate Analysis. The Borrower shall have delivered to the Bond Trustee (with a copy to the Issuer) an analysis prepared by McGladrey & Pullen, LLP confirming that no amounts (including any “Rebate Amount” or “Yield Reduction Amount” (as each such term is defined in the Tax Exemption Agreement and Certificate)) are required to be rebated under Section 148(f) of the Code in respect of the Subordinated Bonds.
     (o) Fees and Expenses of Subordinated Claimholders. The Borrower shall have paid the fees and expenses of the Subordinated Claimholders set forth on Exhibit A.
     Section 4.02 Conditions Immediately Subsequent to the Effective Date. As soon as practicable (in accordance with DTC’s procedures) following the occurrence of the Effective Date, the Bond Trustee and the Subordinated Bondholder shall have delivered to the Borrower such instruments or other documents evidencing the cancellation of the Subordinated Bonds.

ARTICLE V
MISCELLANEOUS PROVISIONS
     Section 5.01 Termination of Agreements; Revival of Intercreditor Agreement. By its execution and delivery of this Agreement, each party to the Intercreditor Agreement and each Terminated Subordinated Debt Document hereby agrees that each such agreement to which it is a party shall terminate effective the Effective Date; provided that if any claims are made under the Subordinated Debt Documents after such termination (including without limitation any claims for fees and expenses) against the Borrower or ABE Heartland, then the Intercreditor Agreement shall be reinstated in full force and effect with respect to all such claims, and such termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties to the Intercreditor Agreement from such date of reinstatement.
     Section 5.02 Remedies; Election of Remedies. (a) Notwithstanding anything herein provided to the contrary, upon failure of any Debtor Party to fulfill any undertaking or commitment provided for herein that is required to be fulfilled on or prior to the Effective Date, the Senior Claimholders may, at their sole option, (i) enforce specific performance of this Agreement or (ii) pursue any rights or remedies available under the Financing Documents (as defined in the Original Senior Credit Agreement) or the Financing Documents (as defined in the Senior Credit Agreement) or (iii) pursue any rights or remedies available at law or in equity.
     (b) If the Senior Claimholders elect to pursue singularly any remedy available to the Senior Claimholders under this Section 5.02, then the Senior Claimholders may at any time thereafter cease pursuing that remedy and elect to pursue any other remedy available to them under this Section 5.02. All remedies hereunder shall be cumulative. Except as otherwise provided by applicable law, no delay or forbearance by the Senior Claimholders in the exercise or enforcement of any remedy hereunder shall be deemed a waiver by the Senior Claimholders of their rights hereunder to exercise or enforce such remedy.
     Section 5.03 Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), all of which, taken together, shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Agreement. BY ITS EXECUTION AND DELIVERY (AND, IN THE CASE OF DELIVERY IN ESCROW, RELEASE FROM ESCROW) OF AN EXECUTED COUNTERPART OF A SIGNATURE PAGE

OF THIS AGREEMENT (INCLUDING BY TELECOPY OR OTHER ELECTRONIC DELIVERY) TO THE OTHER PARTIES, EACH PARTY SHALL BE DEEMED TO HAVE CONFIRMED ITS SATISFACTION THAT ALL OF THE CONDITIONS SET FORTH IN SECTION 4.01 HAVE BEEN SATISFIED OR WAIVED.
     Section 5.04 GOVERNING LAW; JURISDICTION. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, ENFORCED, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK AND ANY FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO THIS AGREEMENT. FURTHER, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION OR DEFENSE THAT IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING IN ANY SUCH COURTS.
     (b) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.04.
     Section 5.05 No Waiver; Cumulative Remedies. No failure by any Senior Claimholder or Subordinated Claimholder to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any agreement or instrument contemplated hereby shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other agreement or instrument contemplated hereby, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
     Section 5.06 Notices. All notices and other communications hereunder shall be in writing, shall be deemed given upon receipt thereof by the party or parties to whom such notice is addressed, shall be sent by first class mail, by personal delivery, by a nationally recognized courier service or by facsimile (subject to electronic confirmation), and shall be directed as set forth on Schedule 5.06. The parties may, by notice given hereunder, designate any further or different addresses to which subsequent notices or other communications shall be sent.
     Section 5.07 Successors and Assigns. The rights and obligations of the parties hereunder shall not be assigned or delegated without the written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.
     Section 5.08 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by all of the parties hereto. Except as provided in Section 5.03, a party may, only by an instrument in writing, waive compliance by another party with any term or provision of this Agreement on the part of such other party to be performed or complied with. The waiver by a party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.
     Section 5.09 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     Section 5.10 Survival. Each representation and warranty made hereunder and in any other document delivered pursuant hereto or in connection herewith shall survive the execution and delivery hereof.
     Section 5.11 Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, none of the Debtor Parties shall assert, and each Debtor Party hereby waives, any claim against any Senior Claimholder or Subordinated Claimholder or Related Person thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby or the transactions contemplated hereby or thereby.
     Section 5.12 Agreement for the Parties’ Benefit Only. This Agreement is not intended to confer upon any Person not a party hereto any rights or remedies hereunder, and no Person, other than (a) the parties and the Related Persons of the Senior Claimholders and the Subordinated Claimholders, is entitled to rely on any representation, warranty, covenant, or agreement contained herein, and (b) each of the Releasees is entitled to the benefit of the provisions of Section 2.04(k).
     Section 5.13 Time of Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date that is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.
     Section 5.14 Further Assurances. Each of the parties agrees that from time to time after the Effective Date, it will execute and deliver or cause its respective Affiliates to execute and deliver such further instruments, and take (or cause its respective Affiliates to take) such other action, as may be reasonably necessary to carry out the purposes and intents of this Agreement (including, in the case of the Subordinated Claimholders, without limitation, the release of the Debtor Parties from, or cancellation of, all obligations of the Borrower and ABE Heartland under the Subordinated Debt Documents, the termination of all of the Terminated Subordinated Debt Documents, and the termination, cancellation and release of the liens of the Subordinated Security Documents).
[Remainder of page intentionally blank. Next page is signature page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Restructuring Agreement to be executed by their respective officers as of the day and year first above written.

ABE SOUTH DAKOTA, LLC, as Borrower
By:	/s/ Richard R. Peterson
	Name:	Richard R. Peterson
	Title:	President and Chief Executive Officer

ADVANCED BIOENERGY, LLC
By:	/s/ Richard R. Peterson
	Name:	Richard R. Peterson
	Title:	President and Chief Executive Officer

ABE HEARTLAND, LLC
By:	/s/ Richard R. Peterson
	Name:	Richard R. Peterson
	Title:	President and Chief Executive Officer

DAKOTA FUELS, INC.
By:	/s/ Richard R. Peterson
	Name:	Richard R. Peterson
	Title:	President

WESTLB AG, NEW YORK BRANCH, as Administrative Agent
By:	/s/ E. Keith Min
	Name:	E. Keith Min
	Title:	Managing Director

By:	/s/ Dominick D’Ascoli
	Name:	Dominick D’Ascoli
	Title:	Director

WESTLB AG, NEW YORK BRANCH, as Collateral Agent
By:	/s/ E. Keith Min
	Name:	E. Keith Min
	Title:	Managing Director

By:	/s/ Dominick D’Ascoli
	Name:	Dominick D’Ascoli
	Title:	Director

WESTLB AG, NEW YORK BRANCH, as Lender
By:	/s/ E. Keith Min
	Name:	E. Keith Min
	Title:	Managing Director

By:	/s/ Dominick D’Ascoli
	Name:	Dominick D’Ascoli
	Title:	Director

Signature Page to Restructuring Agreement

MARSHALL FINANCIAL GROUP, LLC, a Delaware limited liability company, as Lender under the Original Senior Credit Agreement
By:	OUTSOURCE SERVICES MANAGEMENT, LLC, a Nevada limited liability company, as Attorney In-Fact for Marshall Financial Group, LLC
By:	/s/ Paul R. Ekholm
	Name:	Paul R. Ekholm
	Title:	Vice President

OSM HEARTLAND, LLC, as Lender under the Senior Credit Agreement
By:	/s/ Paul R. Ekholm
	Name:	Paul R. Ekholm
	Title:	Senior Vice President

Signature Page to Restructuring Agreement

BANCO SANTANDER S.A., NEW YORK BRANCH, as Lender
By:	/s/ Harry Moreno
	Name:	Harry Moreno
	Title:	Senior Vice President

By:	/s/ Jesus Lopez
	Name:	Jesus Lopez
	Title:	Senior Vice President

Signature Page to Restructuring Agreement

FARM CREDIT BANK OF TEXAS, as Lender
By:	/s/ Alan Robinson
	Name:	Alan Robinson
	Title:	Vice President

Signature Page to Restructuring Agreement

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Lender
By:	/s/ Andrew Sherman
	Name:	Andrew Sherman
	Title:	Executive Director

By:	/s/ John McMahon
	Name:	John McMahon
	Title:	Managing Director

Signature Page to Restructuring Agreement

NORDKAP BANK AG, as Lender
By:	/s/ Stefan Gerig
	Name:	Stefan Gerig
	Title:	Chief Investment Officer

By:	/s/ Simona Kugler
	Name:	Simona Kugler
	Title:	Portfolio Manager

Signature Page to Restructuring Agreement

KEB NY FINANCIAL CORP., as Lender
By:	/s/ Yeon Hak Jeong
	Name:	Yeon Hak Jeong
	Title:	President

By:	/s/ Seung Bum Woo
	Name:	Seung Bum Woo
	Title:	Senior Vice President

Signature Page to Restructuring Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, AS TRUSTEE OF THE
BROWN COUNTY, SOUTH DAKOTA
SUBORDINATE SOLID WASTE
FACILITIES REVENUE BONDS
(HEARTLAND GRAIN FUELS, L.P.
ETHANOL PLANT PROJECT)
SERIES 2007A,
as Bond Trustee

By:	/s/ Michael G. Slade
	Name:	Michael G. Slade
	Title:	Vice President

Signature Page to Restructuring Agreement

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS, as Subordinated Bondholder
By:	/s/ Richard Stein
	Name:	Richard Stein
	Title:	Vice President

Signature Page to Restructuring Agreement

BROWN COUNTY, SOUTH DAKOTA, as Issuer
By:	/s/ Tom Fischbach
	Name:	Tom Fischbach
	Title:	Chairman

Attest:	/s/ Maxine Taylor
	Name:	Maxine Taylor
	Title:	Auditor

Signature Page to Restructuring Agreement

SCHEDULE 5.06
to Restructuring Agreement
NOTICE INFORMATION
I. BORROWER:
ABE SOUTH DAKOTA, LLC
10201 Wayzata Blvd, Suite 250
Minneapolis, MN 55305
Attention:        Richard R. Peterson
Telephone:      (763) 226-2707
Facsimile:       (763) 226-2719
E-mail :           rpeterson@advancedbioenergy.com
II. DEBTOR PARTIES:
ADVANCED BIOENERGY, LLC
10201 Wayzata Blvd, Suite 250
Minneapolis, MN 55305
Attention:        Richard R. Peterson
Telephone:      (763) 226-2707
Facsimile:       (763) 226-2719
E-mail :           rpeterson@advancedbioenergy.com
ABE HEARTLAND, LLC
10201 Wayzata Blvd, Suite 250
Minneapolis, MN 55305
Attention:        Richard R. Peterson
Telephone:      (763) 226-2707
Facsimile:       (763) 226-2719
E-mail :           rpeterson@advancedbioenergy.com
DAKOTA FUELS, INC.
10201 Wayzata Blvd, Suite 250
Minneapolis, MN 55305
Attention:        Richard R. Peterson
Telephone:      (763) 226-2707
Facsimile:       (763) 226-2719
E-mail:            rpeterson@advancedbioenergy.com

5.06 - 1

III. LENDERS:
WESTLB AG, NEW YORK BRANCH
7 World Trade Center
250 Greenwich Street
New York, NY 10007
Attention:        Andrea Bailey
Telephone:      (212) 597-1158
Facsimile:       (212) 302-7946
E-mail:            NYC_Agency_Services@WestLB.com
MARSHALL FINANCIAL GROUP, LLC
225 S. Sixth Street
Minneapolis, MN 55402
Attention:        Michael J. Karber
Telephone:      612-376-1479
Fax:                 612-642-8122
Email:            Mike.Karber @osm-mail.com
OSM HEARTLAND, LLC
650 South Third Avenue, Suite 1450
Minneapolis, MN 55414
Attention:        Stephanie Lunde
Telephone:      612-376-1486
Fax:                 612-692-5176
Email:            Stephanie.Lunde@osm-mail.com
BANCO SANTANDER S.A., NEW YORK BRANCH
45 East 53rd Street
New York, NY 10022
Attention:        Nuno Andrade
                        Structured Finance
Telephone:      212-350-3684
Facsimile:       212-407-4580
E-mail :          nandrade@santander.us

5.06 - 2

FARM CREDIT BANK OF TEXAS
4801 Plaza on the Lake Dr.
Austin, TX 78746
Attention:        Alan Robinson
Telephone:      512-465-0627
Facsimile:       512-465-0632
E-mail :          alan.robinson@farmcreditbank.com
COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW
YORK BRANCH
245 Park Avenue
New York, NY 10167-0062
Attention:        Andrew Sherman
                        Legal Dept.
Telephone:      212-808-2513
Facsimile:       212-916-7880
E-mail :          Andrew.Sherman@rabobank.com
With a copy to:
COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH
245 Park Avenue
New York, NY 10167 — 0062
Attention:        John McMahon
                        Senior Credit Officer/Special Asset Management
Telephone:      212-916-3718
Fax:                 212-916-7821
E-mail:            John.McMahon@rabobank.com
NORDKAP BANK AG
Thurgauerstrasse 54
CH-8050 Zurich
Switzerland
Attention:        Head of Business Administration
Telephone:      +41 44 306 49 10
Facsimile:       +41 44 306 49 11
E-mail :           isabelle.scherer@nordkapbank.com

5.06 - 3

KEB NY FINANCIAL CORP.
460 Park Avenue, 14th Fl.
New York, NY 10022
Attention:       Seoung Wook Hwang, VP
Telephone:      212-350-7415
Facsimile:       212-371-5290
E-mail:           swhwang@kebus.com
VI. ADMINISTRATIVE AGENT:
WESTLB AG, NEW YORK BRANCH
7 World Trade Center
250 Greenwich Street
New York, NY 10007
Attention:        Andrea Bailey
Telephone:      (212) 597-1158
Facsimile:       (212) 302-7946
E-mail:            NYC_Agency_Services@WestLB.com
V. COLLATERAL AGENT:
WESTLB AG, NEW YORK BRANCH
7 World Trade Center
250 Greenwich Street
New York, NY 10007
Attention:       Thomas Brensic
Telephone:      212 597-1153
Facsimile:       212 597-1490
Email:           Thomas_Brensic@westlb.com
Group e-mail: NYC_Documents_Groups@WestLB.com
VI. SUBORDINATED BONDHOLDER:
OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
350 Linden Oaks
Rochester, NY 14625
Attention:       Matthew Torpey, Senior Credit Analyst
Telephone:     585-383-1300 x103
Facsimile:      585-383-1629
E-mail:           mtorpey@oppenheimerfunds.com

5.06 - 4

VII. BOND TRUSTEE:
WELLS FARGO BANK, NATIONAL ASSOCIATION, AS
TRUSTEE OF THE BROWN COUNTY, SOUTH DAKOTA
SUBORDINATE SOLID WASTE FACILITIES REVENUE BONDS
(HEARTLAND GRAIN FUELS, L.P. ETHANOL PLANT
PROJECT) SERIES 2007A
MAC N9311-115
625 Marquette Avenue, 11th Floor
Minneapolis, MN 55479
Attn:               Michael Slade
Telephone:      612-667-1984
Facsimile:       612-667-5047
VIII. ISSUER:
BROWN COUNTY, SOUTH DAKOTA
Brown County Courthouse
25 Market Street, Suite 1
Brown County Auditor Office
Aberdeen, SD 57401
Attention:        Tom Fischbach
Telephone:      (605) 626-7110
Facsimile:       (605) 626-4010
E-mail :           auditor@brown.sd.us

5.06 - 5

EXHIBIT A
to Restructuring Agreement
FEES AND EXPENSES OF SUBORDINATED CLAIMHOLDERS
Fees of Issuer’s counsel in the amount of sixteen thousand four hundred ninety five Dollars and sixteen cents ($16,495.16) shall be transferred to the following bank account:
US Bank, Minneapolis, MN
(St. Paul Office — ABA routing number 091000022)
for benefit of Briggs and Morgan P.A.
Account Number 1 801 1108 3713
Swift code: US BK US 44IMT

A - 1